EXHIBIT 10.7

SIXTH AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 31, 2015, by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), CENTURY ALUMINUM COMPANY, a Delaware corporation ("Century"), CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (successor in interest to Berkeley Aluminum, Inc.), a Delaware corporation ("Century South Carolina"), CENTURY ALUMINUM OF WEST VIRGINIA, INC., a Delaware corporation ("Century West Virginia"), CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP, a Kentucky general partnership ("Century of Kentucky GP"), NSA GENERAL PARTNERSHIP, a Kentucky general partnership ("NSA"), and CENTURY ALUMINUM SEBREE LLC, a Delaware limited liability company ("Century Sebree"; and together with Century, Century South Carolina, Century West Virginia, Century of Kentucky GP and NSA, each a "Borrower" and collectively the "Borrowers").
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 24, 2013 (as amended, modified or supplemented from time to time, the "Loan Agreement");
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Loan Agreement, subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.
2.    Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth in Section 5 below, the Loan Agreement is hereby amended as follows:
(a)    The defined term ""Eligible Account" set forth in Appendix A of the Loan Agreement is hereby amended to amend and restate clause (xv) in its entirety to read as follows:
(xv)    the Account is with respect to an Account Debtor (other than Glencore, Brazeway, Inc., Metal Exchange Corporation, Penn Aluminum International LLC, SAPA Extrusions, Inc. or Southwire Company, which are subject to the limitations set forth below), whose total Accounts owing to Borrowers exceed 20% (such percentage, as applied to a particular Account Debtor, being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts; the Account is with respect to Glencore to the extent its total Accounts owing to Borrowers exceed 50% (such percentage, as applied to Glencore, being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts; in each case solely during the period commencing on December 31, 2015 and ending on January 31, 2017, (a) the Account is with respect to Brazeway, Inc. to the extent its total Accounts owing to Borrowers exceed the lesser of $12,000,000 and 40% (such percentage, as applied to

Brazeway, Inc., being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts, (b) the Account is with respect to Metal Exchange Corporation to the extent its total Accounts owing to Borrowers exceed the lesser of $7,500,000 and 25% (such percentage, as applied to Metal Exchange Corporation, being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts, (c) the Account is with respect to Penn Aluminum International LLC to the extent its total Accounts owing to Borrowers exceed the lesser of $7,500,000 and 25% (such percentage, as applied to Penn Aluminum International LLC, being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts, or (d) the Account is with respect to SAPA Extrusions, Inc. and its subsidiaries to the extent its total Accounts owing to Borrowers exceed the lesser of $18,000,000 and 60% (such percentage, as applied to SAPA Extrusions, Inc. and its subsidiaries, being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts; at all times following January 31, 2017, the Account is with respect to Southwire Company to the extent its total Accounts owing to Borrowers exceed 40% (such percentage, as applied to Southwire Company, being subject to adjustment by Agent in its Reasonable Credit Judgment) of all Eligible Accounts; except in any such case that Accounts owing by any such Account Debtor shall only be excluded from Eligible Accounts to the extent of the excess of such applicable concentration limit; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing applicable concentration limit shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit; or
3.    Ratification; Other Agreements;.
(a)    This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.
(b)    Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document.
(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents.
4.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:
(a)    Agent shall have received a copy of this Amendment executed by each Borrower, Agent, Issuing Lender and Majority Lenders, together with the consent and reaffirmation attached hereto executed by each Guarantor; and

(b)    no Default or Event of Default shall exist on the date hereof or as of the date of the effectiveness of this Amendment.
5.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
(a)    the representations and warranties set forth in each of the Loan Documents are true and correct in all material respects on and as of the Closing Date and on and as of the date hereof with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct, in all material respects, as of such earlier date);
(b)    no Default or Event of Default exists; and
(c)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other relevant action on the part of such Borrower.
6.    Miscellaneous.
(a)    Expenses. Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent (including legal fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 6(a) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
(b)    Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: CENTURY ALUMINUM COMPANY
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

CENTURY ALUMINUM OF SOUTH CAROLINA, INC. (successor in interest to Berkeley Aluminum, Inc.)
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

CENTURY ALUMINUM OF WEST VIRGINIA, INC.
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

CENTURY ALUMINUM OF KENTUCKY GENERAL PARTNERSHIP By: METALSCO LLC, its Managing Partner
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement

NSA GENERAL PARTNERSHIP By: CENTURY KENTUCKY, INC., its Managing Partner
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

CENTURY ALUMINUM SEBREE LLC
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement

AGENT AND LENDERS: WELLS FARGO CAPITAL FINANCE, LLC, as Agent, as Issuing Lender and as a Lender
By:	/s/ BRANDI WHITTINGTON
	Name:	Brandi Whittington
	Title:	VP, Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ CHRISTOPHER R. DAY
	Name:	Christopher R. Day
	Title:	Authorized Signatory

By:	/s/ STEPHAN DICKENMANN
	Name:	Stephan Dickenmann
	Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement

BNP PARIBAS, as a Lender
By:	/s/ FABIENNE MOIMAUX
	Name:	Fabienne Moimaux
	Title:	Metals & Mining EMEA

By:	/s/ GREGOIRE LEFORESTIER
	Name:	Gregoire LeForestier
	Title:	Director of Metals & Mining

Signature Page to Sixth Amendment to Amended and Restated Loan and Security Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (collectively, the "Guarantors") hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to Amended and Restated Credit Agreement (the "Amendment"; terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower's execution and delivery thereof; (iii) acknowledges and agrees to the terms of the Amendment as if it were a signatory thereto; and (iv) except as specifically provided therein, affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the obligations of each Borrower to Agent and Lenders pursuant to the terms of the Guaranty Agreements executed in favor of Agent and Lenders, and reaffirms that each Guaranty Agreement is and shall continue to remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each Guarantor understands that Agent and Lenders have no obligation to inform Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.
[signature page follows]

METALSCO, LLC, a Georgia limited liability company
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

SKYLINER, LLC, a Delaware limited liability company
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

CENTURY KENTUCKY, INC., a Delaware corporation
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

CENTURY MARKETER LLC, a Delaware limited liability company
By:	/s/ MICHELLE HARRISON
	Name:	Michelle Harrison
	Title:	Treasurer

Signature Page to Consent and Reaffirmation